UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 19, 2016

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32886	73-0767549
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 234-9000

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Continental Resources, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 19, 2016. At the meeting, the Company’s shareholders were requested to:

•	elect two Class I members to the Company’s Board of Directors to serve until the Annual Meeting of Shareholders in 2019;

•	ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

•	vote on a shareholder proposal report on steps taken to foster Board gender diversity;

•	vote on a shareholder proposal report on monitoring and managing the level of methane emissions from operations; and

•	vote on a shareholder proposal report on results of policies and practices to minimize the impact of hydraulic fracturing operations.

Each of these items is more fully described in the Company’s proxy statement filed on April 7, 2016. The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 – Election of directors: The election of each director required the affirmative vote of a plurality of the votes cast at the Annual Meeting. The shareholders elected the following nominees:

Nominee	For	Withheld	Broker Non-Votes
Harold G. Hamm (Class I)	318,945,869	22,393,765	19,359,718
John T. McNabb, II (Class I)	338,240,397	3,099,237	19,359,718

Proposal No. 2 – Ratification of selection of independent registered public accounting firm: The ratification of the selection of Grant Thornton LLP required an affirmative vote from the majority of shares present and entitled to vote either in person or by proxy on this matter at the Annual Meeting. The shareholders approved the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
360,014,632	549,691	135,029	0

Proposal No. 3 – Shareholder proposal report on steps taken to foster Board gender diversity: The approval of the shareholder proposal report on steps taken to foster Board gender diversity required an affirmative vote from the majority of shares present and entitled to vote either in person or by proxy on this matter at the Annual Meeting. The shareholders did not approve this proposal. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
18,013,502	312,968,925	10,357,207	19,359,718

Proposal No. 4 – Shareholder proposal report on monitoring and managing the level of methane emissions from operations: The approval of the shareholder proposal report on monitoring and managing the level of methane emissions from operations required an affirmative vote from the majority of shares present and entitled to vote either in person or by proxy on this matter at the Annual Meeting. The shareholders did not approve this proposal. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
18,415,986	313,264,629	9,659,019	19,359,718

Proposal No. 5 – Shareholder proposal report on results of policies and practices to minimize the impact of hydraulic fracturing operations: The approval of the shareholder proposal report on results of policies and practices to minimize the impact of hydraulic fracturing operations required an affirmative vote from the majority of shares present and entitled to vote either in person or by proxy on this matter at the Annual Meeting. The shareholders did not approve this proposal. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
18,539,525	313,137,121	9,662,988	19,359,718

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC. (Registrant)

Dated: May 24, 2016

	By:	/s/ Eric S. Eissenstat
Eric S. Eissenstat
Senior Vice President, General Counsel, Chief Risk Officer & Secretary